UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2026

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33409	20-0836269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12920 SE 38th Street
Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TMUS	The Nasdaq Stock Market LLC
3.550% Senior Notes due 2029	TMUS29	The Nasdaq Stock Market LLC
3.700% Senior Notes due 2032	TMUS32	The Nasdaq Stock Market LLC
3.150% Senior Notes due 2032	TMUS32A	The Nasdaq Stock Market LLC
3.200% Senior Notes due 2032	TMUS32B	The Nasdaq Stock Market LLC
3.625% Senior Notes due 2035	TMUS35	The Nasdaq Stock Market LLC
3.850% Senior Notes due 2036	TMUS36	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2037	TMUS37	The Nasdaq Stock Market LLC
3.900% Senior Notes due 2038	TMUS38	The Nasdaq Stock Market LLC
3.800% Senior Notes due 2045	TMUS45	The Nasdaq Stock Market LLC
6.250% Senior Notes due 2069	TMUSL	The Nasdaq Stock Market LLC
5.500% Senior Notes due March 2070	TMUSZ	The Nasdaq Stock Market LLC
5.500% Senior Notes due June 2070	TMUSI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 23, 2026, T-Mobile US, Inc., a Delaware corporation (the “Company”), announced that its Board of Directors (the “Board”) has authorized an increase to the Company’s shareholder return program (the “2026 Shareholder Return Program”) of up to $3.6 billion, reflecting an increase from up to $14.6 billion of shareholder returns to up to $18.2 billion. As previously announced, the 2026 Shareholder Return Program will run through December 31, 2026. Utilization of the authorized amounts under the Shareholder Return Program continue to be subject to market conditions and other factors and the authorized increase of up to $3.6 billion will be subject to additional considerations regarding market conditions and other factors.

The 2026 Shareholder Return Program consists of repurchases of shares of the Company’s common stock, par value $0.00001 per share, and payment of cash dividends. The amount available under the 2026 Shareholder Return Program for share repurchases will be reduced by the amount of any cash dividends paid by the Company during 2026, including the Company’s Q1 2026 cash dividend of $1.02 per share of Company common stock paid on March 12, 2026 and the Company’s Q2 2026 cash dividend announced on March 19, 2026 of $1.02 per share of Company common stock payable on June 11, 2026 to stockholders of record as of the close of business on May 29, 2026.

Share repurchases and any dividends declared by the Board and paid from time to time are expected to be made from available cash on hand and proceeds of one or more debt issuances or other borrowings, based on the Company’s evaluation of market conditions and other factors.

Under the 2026 Shareholder Return Program, share repurchases can be made from time to time using a variety of methods, which may include open market purchases, 10b5-1 plans, accelerated share repurchases, privately negotiated transactions or otherwise, all in accordance with the rules of the Securities and Exchange Commission and other applicable legal requirements. The specific timing and amount of any share repurchases, and the specific timing and amount of any dividend payments, under the 2026 Shareholder Return Program will depend on general economic and market conditions (including prevailing share prices), Company performance, and other considerations. In addition, the specific timing and amount of any dividend payments are subject to being declared on future dates by the Board in its sole discretion. The 2026 Shareholder Return Program does not obligate the Company to acquire any particular amount of common stock or to declare and pay any particular amount of dividends, and the 2026 Shareholder Return Program may be suspended or discontinued at any time at the Company’s discretion.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning the Company’s expectations with respect to repurchases of shares of common stock and the declaration and payment of any dividends, including the timing and manner of any purchases and the timing of any dividends under the Company’s 2026 Shareholder Return Program. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about T-Mobile’s objectives, expectations and intentions with respect to the 2026 Shareholder Return Program. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual plans or results to differ materially from those expressed in or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, changes in the market price of the common stock, general market conditions, access to credit or debt capital markets, applicable securities laws and alternative uses of capital, Company performance, and other risks and uncertainties detailed in T-Mobile’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including in the sections thereof captioned “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K and Form 10-Q, all of which are filed with the SEC and available at www.sec.gov and www.t-mobile.com. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. T-Mobile assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law. References to our and the SEC’s website are inactive textual references only. Information contained on our and the SEC’s website is not incorporated by reference in this communication and should not be considered to be a part of this communication.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

April 23, 2026	/s/ Peter Osvaldik
Name: Peter Osvaldik Title: Chief Financial Officer